Exhibit 10.31

FOURTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT

This Fourth Amendment to Purchase and Sale Agreement (this “Amendment”) is entered into and effective as of November 26, 2018, by and among CATCHMARK HBU, LLC, a Delaware limited liability company (“HBU”), CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership (“Southern Timberlands”), CATCHMARK TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company (“TRS”), and CATCHMARK TEXAS TIMBERLANDS, L.P., a Texas limited partnership (“Texas Timberlands”, and collectively with HBU, TRS and Southern Timberlands, “Seller”), and FOREST INVESTMENT ASSOCIATES L.P., a Delaware limited partnership (hereinafter referred to as “Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated effective August 20, 2018, as amended by that certain First Amendment to Purchase and Sale Agreement dated October 4, 2018, as further amended by that certain Second Amendment to Purchase and Sale Agreement dated November 5, 2018, and as further amended by that certain Third Amendment to Purchase and Sale Agreement dated November 8, 2018 (with all exhibits, addenda and amendments thereto, the “Contract”), covering certain real property located in Hardin, Jasper, Liberty, Newton, Orange, Polk and Tyler Counties, Texas, and Allen, Beauregard, Calcasieu, DeSoto, Natchitoches, Rapides, Sabine and Vernon Parishes, Louisiana containing approximately 55,702 acres, (the “Property”), as more particularly described in the Contract; and

WHEREAS, pursuant to Section 35(b) of the Contract, Purchaser has performed the verification of timber harvests from the Property not reflected in Seller’s Inventory, and has identified areas of Undisclosed Harvests on the Property; and

WHEREAS, the parties have agreed to recognized a calculated total value of $1,100,021 for the Undisclosed Harvests identified by Purchaser and desire to adjust the Purchase Price in accordance with Section 35(b) of the Contract

WHEREAS, pursuant to Section 35(b) of the Contract, as a result of the Purchase Price adjustment based on the Undisclosed Harvests, the Value Table has revised as per the value table set forth on Exhibit F attached hereto and hereby made a part hereof; and

WHEREAS, Seller and Purchaser have agreed to enter into this Amendment on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree to amend the Contract as follows:

1.	The phrase “EIGHTY MILLION FOUR HUNDRED ONE THOUSAND FOUR HUNDRED TWENTY-TWO AND 88/100 DOLLARS ($80,401,422.88)” in

41205463.1

Exhibit 10.31

Section 2 of the Contract is hereby deleted in its entirety and the following is inserted in lieu thereof:

“SEVENTY NINE MILLION THREE HUNDRED ONE THOUSAND FOUR HUNDRED TWO AND 00/100 DOLLARS ($79,301,402)”

2.Exhibit F of the Contract is hereby deleted in its entirety and Exhibit F attached hereto is inserted in lieu thereof.

3.In the event of any conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

4.    Except as otherwise amended hereby, all of the other terms and provisions of the Contract are and shall remain in full force and effect and are hereby ratified by the parties hereto. All capitalized but undefined terms used in this Amendment shall have the meanings ascribed in the Contract.

5.    This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument. The delivery of counterpart signatures by facsimile transmission or e-mail of PDF format electronic copy shall have the same force and effect as the delivery of a signed hard copy.

[Signatures begin on following page]

41205463.1

Exhibit 10.31

WITNESS THE EXECUTION HEREOF as of the date first set forth above.

SELLER:

CATCHMARK HBU, LLC, a Delaware limited liability company

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK TEXAS TIMBERLANDS, L.P., a Texas limited partnership

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

PURCHASER:

FOREST INVESTMENT ASSOCIATES L.P.
By:  Forest Investment Associates, LLC
            Its General Partner

By: /s/ Charles L. VanOver         (SEAL)
Name: Charles L. VanOver
Title: Vice President

41205463.1

Exhibit 10.31

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit F

41205463.1

Exhibit 10.31

Land	Acres	Per Acre Value	Total Value
Total	[***]	$ [***]	$ [***]

Merchantable Timber (Planted Stands)
Product	Volume (tons)	Unit Value	Total Value
Pine Pulpwood	[***]	$ [***]	$ [***]
Pine Chip-n-saw	[***]	$ [***]	$ [***]
Pine Sawtimber	[***]	$ [***]	$ [***]
Hardwood Pulpwood	[***]	$ [***]	$ [***]
Hardwood Sawtimber	[***]	$ [***]	$ [***]
Total	[***]		$ [***]

Merchantable Timber (Natural Stands)
Product	Volume (tons)	Unit Value	Total Value
Pine Pulpwood	[***]	$ [***]	$ [***]
Pine Chip-n-saw	[***]	$ [***]	$ [***]
Pine Sawtimber	[***]	$ [***]	$ [***]
Hardwood Pulpwood	[***]	$ [***]	$ [***]
Hardwood Sawtimber	[***]	$ [***]	$ [***]
Total	[***]		$ [***]

Premerchantable Timber (Age 0-14)
Age	Acres	Per Acre Value	Total Value
CC	[***]	$ [***]	$ [***]
0	[***]	$ [***]	$ [***]
1	[***]	$ [***]	$ [***]
2	[***]	$ [***]	$ [***]
3	[***]	$ [***]	$ [***]
4	[***]	$ [***]	$ [***]
5	[***]	$ [***]	$ [***]
6	[***]	$ [***]	$ [***]
7	[***]	$ [***]	$ [***]
8	[***]	$ [***]	$ [***]
9	[***]	$ [***]	$ [***]
10	[***]	$ [***]	$ [***]
11	[***]	$ [***]	$ [***]
12	[***]	$ [***]	$ [***]
13	[***]	$ [***]	$ [***]
14	[***]	$ [***]	$ [***]
Total	[***]		$ [***]

Undisclosed Harvests			$(1,100,021.000)
Total Value			$79,301,402
Total Value Per Acre			$ [***]

41205463.1